UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2005

Hexion Specialty Chemicals, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 7, 2005, the Management Pension Committee of the Company adopted an Amended and Restated Executives’ Supplemental Pension Plan (ESPP) containing various administrative, non-substantive changes as well as revisions made in response to the American Jobs Creation Act of 2004 and Internal Revenue Code section 409A. The ESPP provides for supplemental retirement benefits and voluntary compensation deferrals for highly compensated employees.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit 10	Hexion Specialty Chemicals, Inc. Executives’ Supplemental Pension Plan Amended and Restated as of September 7, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION SPECIALTY CHEMICALS, INC.

Date: September 9, 2005

	By:	/s/ William H. Carter
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10	Hexion Specialty Chemicals, Inc. Executives’ Supplemental Pension Plan Amended and Restated as of September 7, 2005